                                       Guaranty Payment Agreement - Melrose Park


                           GUARANTY PAYMENT AGREEMENT
                           --------------------------

          This Guaranty Payment Agreement ("Agreement") is made this 17th day of July 1998, by and between (i) LG Electronics Inc., as Guarantor (the "Guarantor"), (ii) First Security Bank, National Association, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"),
(iii) the institutions listed on the signature pages hereto as the Lenders (the "Lenders"), (iv) General Foods Credit Corporation, as owner participant (the "Owner Participant"), and (v) Fleet National Bank, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), as acknowledged and agreed to by Zenith Electronics Corporation, as lessee (the "Lessee").


                                    RECITALS

          WHEREAS, reference is made to (a) that certain Participation Agreement, dated as of March 26, 1997 (the "Participation Agreement"), by and among (i) Lessee, as lessee, (ii) Owner Participant, as owner participant, (iii) Owner Trustee, as owner trustee, (iv) the Lenders, as lenders, and (v) the Indenture Trustee, as indenture trustee; (b) that certain Lease Agreement, dated as of March 26, 1997 (the "Lease Agreement"), by and among (i) the Owner Trustee, as lessor, and (ii) Lessee, as lessee; (c) that certain Trust Indenture and Security Agreement (1997-A), dated as of March 26, 1997 (the "Indenture"), by and among (i) Owner Trustee and (ii) the Indenture Trustee; and (d) that certain Guaranty, dated as of March 26, 1997 (the "Guaranty"), from Guarantor in favor of the Owner Trustee, the Owner Participant, the Lenders and the Indenture Trustee. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Participation Agreement or, if not defined therein, in the Indenture.

          WHEREAS, the Lessee and the Guarantor hereby acknowledge that certain Events of Default under the Lease have occurred and are continuing, which also constitute Events of Default under the Indenture.

          WHEREAS, the Lessee and the Guarantor hereby acknowledge that the Indenture Trustee and the Owner Trustee are entitled to demand payment of the Obligations (as defined in the Guaranty)).

          WHEREAS, the parties hereto have agreed that, in light of the foregoing, to effect the repayment of the obligations owing to the Indenture Trustee, the Lenders, the Owner Participant and the Owner Trustee under the Operative Documents, that the Guarantor will satisfy the Obligations (as defined in the Guaranty) under the Guaranty by making the payments specified herein.

     NOW, THEREFORE, in consideration of the foregoing and the obligations and undertakings set forth below, the parties hereto agree as follows:

                                       Guaranty Payment Agreement - Melrose Park

     SECTION 1.  Definitions.

     The following terms shall have the following meanings when used herein (all terms defined in this section 1 or in other provisions of this Agreement in the singular shall have the same meaning in the plural and vice versa):

     Adjusted Make-Whole Premium Amount: The Make-Whole Premium Amount due to each Lender under the Equipment Notes held by each such Lender as calculated by
(a) setting the prepayment date referred to in the definition of "Make-Whole Premium Amount" as the Demand Date and (b) replacing the 50 basis point spread above the U.S. Treasury securities as set forth in the definition of "Make-Whole Premium Amount" with the Spread.

     Demand Date:  July 17, 1998.

     Discount Termination Date:  The earlier to occur of:

          (a)  October 20, 1998 or
          (b) the date on which any Discount Termination Event shall have occurred;

or such other later date as determined unanimously by all of the Lenders, in their sole discretion, upon giving Guarantor notice (in the manner set forth in Section 8 hereof) of a different date.

       Discount Termination Event: The occurrence of one or more of the following:

          (a) Lessee or Guarantor: (1) files, or consents by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (2) makes an assignment for the benefit of its creditors, (3) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, (4) takes corporate or comparable action for the purpose of any of the foregoing;

          (b) a court or Governmental Authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to Lessee or Guarantor, or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take

                                       Guaranty Payment Agreement - Melrose Park


               advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Lessee or Guarantor, or if any petition for any such relief shall be filed against Lessee or Guarantor;

          (c) the occurrence of an Event of Default under Section 13.1(a) of the Lease; or

          (d) the Guarantor fails to make any payment of any Guaranty Payment Amount pursuant to the terms hereof within ten (10) Business Days after the Demand Date.

     Effective Date: The date upon which all of the following shall have been completed:

          (a) The execution of this Agreement by each party hereto and, with respect to the Lessee, the acknowledgement and agreement of the Lessee, and the delivery of counterparts reflecting the same to each of counsel for the Lenders, the Owner Participant, the Lessee and the Guarantor.

          (b) The delivery by the Indenture Trustee and the Owner Trustee to the Guarantor of the Guaranty Payment Demand;

          (c) The payment by Guarantor to the Indenture Trustee for the account of the Lenders of the Lender Guaranty Payment Amount for each such respective Lender by wire transfer in accordance with the wire transfer instructions set forth on Schedule A hereto;

          (d) The payment by Guarantor to the Indenture Trustee for the account of the Lenders' Counsel of the Lenders' Counsel Guaranty Payment Amount by wire transfer in accordance with the wire transfer instructions set forth on Schedule A hereto; and

          (e) The payment by Guarantor to the Indenture Trustee of the Indenture Trustee Guaranty Payment Amount by wire transfer in accordance with the wire transfer instructions set forth on Schedule A hereto;

          (f) The payment by Guarantor to the Owner Trustee for the account of the Owner Participant of the Owner Participant Guaranty Payment Amount by wire transfer in accordance with the wire transfer instructions set forth on Schedule A hereto

          (g) The payment by Guarantor to the Owner Trustee of the Owner Trustee Guaranty Payment Amount by wire transfer in accordance with the wire transfer instructions set forth on Schedule A hereto;

                                       Guaranty Payment Agreement - Melrose Park


          (h) The payment by Guarantor to the Owner Trustee for the account of the Owner Participant's Counsel of the Owner Participant's Counsel Guaranty Payment Amount by wire transfer in accordance with the wire transfer instructions set forth on Schedule A hereto; and

          (i)  The date on which each of the items set forth in clauses (a),
               (b), (c), (d), (e), (f), (g), and (h) in the definition of the Effective Date in the Mexican Guaranty Payment Agreement has been satisfied.

     Equity Transfer Agreement: An agreement to be executed by the Owner Participant and the Guarantor or an affiliate of the Guarantor in substantially the form as annexed hereto as Exhibit A.

     Guaranty Payment Amount: Each of the Lender Guarantee Payment Amounts, the Indenture Trustee Guarantee Payment Amount, the Lenders' Counsel Guarantee Payment Amount, the Owner Participant Guarantee Payment Amounts, the Owner Participant's Counsel Guarantee Payment Amount; and the Owner Trustee Guarantee Payment Amount and collectively, the "Guaranty Payment Amounts".

     Guaranty Payment Demand: A written demand of payment under the Guaranty by the Indenture Trustee and the Owner Trustee in substantially the form as annexed hereto as Exhibit B.

     Indenture Trustee Guaranty Payment Amount: With respect to the Indenture Trustee, the amount as set forth on Schedule B hereto to be paid by Guarantor to the Indenture Trustee pursuant to the Guaranty, which amount will satisfy the obligations payable to the Indenture Trustee under the Operative Documents (including the Guaranty).

     Lender Guaranty Payment Amount: With respect to any Lender, an amount equal to the sum of: (a) the outstanding unpaid principal amounts owed to such Lender as of the Demand Date under the Equipment Notes held by such Lender, (b) all accrued but unpaid interest due to such Lender as of the Demand Date on the outstanding principal amount of the Equipment Notes held by such Lender, (c) the Adjusted Make-Whole Premium Amount under the Equipment Notes held by such Lender, (d) all other amounts due to such Lender (other than principal, interest and the Make-Whole Premium Amount) as of the Demand Date under the Operative Documents. The Lender Guaranty Payment Amounts are the amounts to be paid by Guarantor to the Indenture Trustee for the account of the Lenders pursuant to the Guaranty, which amounts will satisfy the above-referenced obligations payable to the Lenders under the Operative Documents (including the Guaranty). The aggregate of all of the Lender Guaranty Payment Amounts is set forth on the schedules to the Guaranty Payment Demand.

       Lenders' Counsel: Milbank, Tweed, Hadley & McCloy, counsel to the Lenders in

                                       Guaranty Payment Agreement - Melrose Park

connection with discussions, negotiations and review of any restructuring and repayment proposal (including the Repayment Transaction) relating to the Equipment Notes.

     Lenders' Counsel Guaranty Payment Amount: The amount as set forth on Schedule B hereto to be paid by Guarantor to Lenders' Counsel pursuant to the Guaranty, which amount will satisfy the obligations payable to the Lenders' Counsel under the Operative Documents (including the Guaranty).

     Mexican Guaranty Payment Agreement: That certain Guaranty Payment Agreement, dated as of the date hereof, by and between (i) LG Electronics Inc., as the guarantor, (ii) First Security Bank, National Association, as the indenture trustee, and (iii) the institutions listed on the signature pages thereto as the lenders, (iv) General Foods Credit Corporation, as owner participant, and (v) Fleet National Bank, as owner trustee, as acknowledged and agreed to by both Zenith Electronics Corporation of Texas, as lessee, and Zenith Electronics Corporation, as the parent guarantor.

     Owner Participant Guaranty Payment Amount: With respect to the Owner Participant, the amount as set forth on Schedule B hereto to be paid by Guarantor to the Owner Participant pursuant to the Guaranty, which amount will satisfy the obligations payable to the Owner Participant under the Operative Documents (including the Guaranty).

     Owner Participant's Counsel:  Davis Polk & Wardwell.

     Owner Participant's Counsel Guaranty Payment Amount: The amount as set forth on Schedule B hereto to be paid by Guarantor to Owner Participant's Counsel pursuant to the Guaranty, which amount will satisfy the obligations payable to the Owner Participant's Counsel under the Operative Documents (including the Guaranty).

     Owner Trustee Guaranty Payment Amount: With respect to the Owner Trustee, the amount as set forth on Schedule B hereto to be paid by Guarantor to the Owner Trustee pursuant to the Guaranty, which amount will satisfy the obligations payable to the Owner Trustee under the Operative Documents (including the Guaranty).

     Repayment Transaction: The transactions to be effected pursuant to the terms of this Agreement.

     Requisite Consents: All consents, waivers, notices, filings, approvals or authorizations that are required to be made to or with any Person, entity or Governmental Authority for the consummation of the transactions contemplated by this Agreement.

     Spread: A number of basis points as determined by the date on which the Demand Date occurs in accordance with the following chart:

               If the Demand

                                       Guaranty Payment Agreement - Melrose Park

               Date Occurs on or Before:               Then the Spread Shall Be:
               ------------------------                -------------------------

               July 17, 1998                           160 basis points
               July 21, 1998                           150 basis points
               July 28, 1998                           140 basis points
               August 4, 1998                          130 basis points
               August 11, 1998                         120 basis points
               August 18, 1998                         112 basis points
               August 25, 1998                         104 basis points
               September 1, 1998                       96 basis points
               September 8, 1998                       88 basis points
               September 15, 1998                      80 basis points
               September 22, 1998                      72 basis points
               September 29, 1998                      64 basis points
               October 6, 1998                         58 basis points
               October 13, 1998                        50 basis points.

               Notwithstanding the foregoing, if a Discount Termination Date occurs on or before the Effective Date, then the Spread shall be 50 basis points.

               As used in the formula set forth in the definition of Adjusted Make-Whole Premium Amount for any Equipment Note, the Spread is added above the yield for U.S. Treasury securities having a maturity approximating the remaining average life of such Equipment Note.

     Termination Statements: UCC-3 termination statements and such other instruments, all in the form as supplied by the Guarantor, which forms are reasonably acceptable to the Lenders, that are necessary to terminate and satisfy the Lien under the Indenture.


     SECTION 2.  Payment.

     (A) On or before the third (3/rd/) Business Day following the Demand Date, Guarantor shall pay, by wire transfer, in accordance with the wire transfer instructions for each of the respective Persons set forth below as set forth on Schedule A hereto, each of the following payments:

          (1) To the Indenture Trustee (for the account of the Lenders), the Lender Guarantee Payment Amounts for all of the Lenders;

          (2) To the Indenture Trustee, the Indenture Trustee Guarantee Payment Amount;

                                       Guaranty Payment Agreement - Melrose Park


          (3) To the Indenture Trustee (for the account of the Lenders' Counsel), the Lenders' Counsel Guarantee Payment Amount;

          (4) To the Owner Trustee (for the account of the Owner Participant), the Owner Participant Guarantee Payment Amount;.

          (5) To the Owner Trustee (for the account of the Owner Participant's Counsel), the Owner Participant's Counsel Guarantee Payment Amount; and

          (6)  To the Owner Trustee, the Owner Trustee Guarantee Payment Amount.

     (B)  On the Effective Date:

          (1) Each Lender shall deliver the Equipment Notes or and affidavit of loss with respect thereto to the Guarantor in form and substance reasonably satisfactory to the Guarantor;

          (2) The Indenture Trustee shall deliver the Termination Statements, duly executed by the Indenture Trustee on behalf of the Lenders, to the Guarantor; and

          (3) The Owner Participant shall deliver the Equity Transfer Agreement, duly executed by the Owner Participant, to the Guarantor.

     SECTION 3.  Intentionally Omitted.

     SECTION 4.  Representations and Warranties.

     (A) Each of the Guarantor and the Lessee hereby represents and warrants as to itself only that:

          (1) it is duly organized, validly existing and in good standing under the laws of its state of organization;

          (2) the execution, delivery and performance of this Agreement have been duly and validly authorized by all requisite corporate action, and will not violate its charter, by-laws or other organizational documents or any indenture, agreement or instrument to which it is a party or by which it or its property may be bound or affected;

          (3) all consents, waivers, notices, filings, approvals or authorizations that are required to be made to or with any Person, entity or Governmental Authority for the execution, delivery, performance and consummation of this Agreement and the transactions contemplated by this Agreement have been obtained;

          (4) this Agreement is the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms;

          (5) an Event of Default under the Lease has occurred and is continuing; and

          (6) the Lenders, the Indenture Trustee, the Owner Participant, and the Owner Trustee are entitled to demand payment of the Obligations (as defined in the Guaranty) under the Guaranty, including, but not limited to, the payment of the Guaranty Payment Amounts.

     (G) Each of the Lenders, the Owner Participant, the Indenture Trustee and the Owner Trustee hereby represents and warrants as to itself only that:

          (1) it is duly organized, validly existing and in good standing under the laws of its state of organization;

          (2) the execution, delivery and performance of this Agreement have been duly and validly authorized by all requisite corporate action, and will not violate its charter, by-laws or other organizational documents or any indenture, agreement or instrument to which it is a party or by which it or its property may be bound or affected; and

          (3) this Agreement is the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

     SECTION 5.  Intentionally Omitted.


     SECTION 6.  Certain Acknowledgements.


          Each of the Guarantor and the Lessee hereby expressly acknowledges and agrees that as of July 17, 1998, the aggregate outstanding amount owed to the Lenders and the Indenture Trustee under the Operative Documents is an amount not less than $50,657,904.74 as summarized in schedule C hereto, representing $43,654,913.60 of unpaid principal, $1,192,423.52 of accrued and unpaid interest, $5,786,567.62 for the Make-Whole Premium Amount, and $24,000 in other amounts (such as various costs, expenses and fees) due to the Lenders and the Indenture Trustee under the Operative Documents. Each of the

                                       Guaranty Payment Agreement - Melrose Park


Guarantor and the Lessee hereby expressly acknowledges and agrees that unless the Effective Date occurs, nothing in this Agreement or in any document or instrument executed in connection with or pursuant to this Agreement shall constitute a satisfaction of or a novation as to all or any portion of the obligations owed to the Lenders, the Indenture Trustee, the Owner Trustee and Owner Participant under the Operative Documents or otherwise. Subject to adjustment in accordance with the terms hereof upon the occurrence of the Effective Date, each of the Guarantor and the Lessee hereby reconfirms its obligation to pay in full the indebtedness and other obligations owed to the Lenders and the Indenture trustee arising under the Operative Documents. The Guarantor hereby further acknowledges and agrees that it has no defenses to the enforcement of such obligations (or any portion thereof) nor any counter-claims or claims of offset whatsoever and that neither this Agreement nor the consummation of the transactions contemplated herein will give rise to any such defenses, counter-claims or claims of offset, except as provided for herein.


     SECTION 7.  Expenses.


          Each of the Guarantor and the Lessee shall bear its own legal fees and expenses in connection with the preparation, negotiation and execution of this Agreement. The Guarantor shall be responsible for the payment of all of the Lenders' out of pocket fees and expenses (including the reasonable fees and expenses of each of the Lenders', the Owner Participant's and Owner Trustee's outside counsel) in connection with discussions, negotiations and review of any restructuring proposal (including the Repayment Transaction) relating to the Equipment Notes. The amounts of the Guarantor's obligations under this Section 7 are included in the amounts set forth on Schedule B hereto.


     SECTION 8.  Notices.


          All communications between the parties hereto or notices or other information sent in connection herewith must be in writing and sent by (a) personal delivery, (b) reputable overnight courier service, freight prepaid, (c) certified mail, return receipt requested, postage prepaid, or (d) telecopy or other facsimile transmission (provided that if sent by telecopy or other facsimile transmission, such must also sent by express mail or courier (for next business day delivery)), addressed as follows:

          If to the Lenders:

               At the address for each Lender set forth on Schedule A hereto;

                                       Guaranty Payment Agreement - Melrose Park


          with a copy to:

               Milbank, Tweed, Hadley & McCloy
               1 Chase Manhattan Plaza
               New York, New York  10005
               Attention:  Elihu F. Robertson, Esq.
               Telephone No.:  212-530-5000
               Facsimile No.:  212-530-5219

          If to the Indenture Trustee:

               First Security Bank, National Association
               79 S. Main Street
               Salt Lake City, Utah  84111
               Attention:  Corporate Trust Services
               Telephone No.:  801-246-5300
               Facsimile No.:  801-246-5053


          If to the Lessee:

               Zenith Electronics Corporation
               1000 Milwaukee Avenue
               Glenview, IL  60025
               Attention:  Chief Financial Officer
               Telephone No.:  847-391-7000
               Facsimile No.:  847-391-8584

          with a copy to:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 80601
               Attention: James H.M. Sprayregen, Esq.
               Telephone No.:  312-861-2481
               Facsimile No.:  312-861-2200

          If to the Guarantor:

               LG Electronics Inc.
               20, Yoido-Dong
               Youngdungo-Ku, Seoul 150-721
               Korea
               Attention:  Director of Finance

                                       Guaranty Payment Agreement - Melrose Park


               Telephone No.:  82-2-3777-3049
               Facsimile No.:  82-2-3777-5303

                    With a copy to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York  10022
               Attention:  Richard F. Hahn, Esq.
               Telephone No.:  212-909-6000
               Facsimile No.:  212-909-6836


          If to the Owner Participant:


               General Foods Credit Corporation
               200 First Stamford Place
               Suite 400
               Stamford, CT  06902-6745
               Attention:  Vice President -- Leasing
               Telephone No.:  914-335-8170
               Facsimile No.:  914-335-8297

               And

               General Foods Credit Corporation
               200 First Stamford Place
               Suite 400
               Stamford, CT  06902-6745
               Attention:  General Counsel
               Telephone No.:  914-335-8347
               Facsimile No.:  914-335-8256

                    With a copy to:

               Davis Polk & Wardwell
               450 Lexington Avenue
               New York, New York  10017
               Attention:  Robert Heckart, Esq.
               Telephone No.:  212-450-4000
               Facsimile No.:  212-450-5672

          If to the Owner Trustee:

                                       Guaranty Payment Agreement - Melrose Park


               Fleet National Bank
               c/o State Street Bank and Trust Company
               Goodwin Square
               225 Asylum Street, 23/rd/ Floor
               Hartford, CT  06103
               Attention:  Corporate Trust Administration
               Telephone No.:  860-244-1844
               Facsimile No.:  860-244-1884


The parties may designate another addressee or change its address for notices and other communications hereunder by a notice given to the other parties in the manner provided in this paragraph. A notice or other communication sent in compliance with the provisions of this paragraph shall be deemed good and sufficient service regardless of whether the parties actually receive such notice.


     SECTION 9.  Governing Law; Dispute Resolution; Specific Performance.

     (A) This Agreement shall be construed and the obligations of the parties hereunder shall be determined in accordance with the internal laws of the State of New York (without regard to any conflict of laws provisions thereof).

     (B) Each of parties hereto expressly submits to and accepts the non-exclusive jurisdiction of any United States federal court sitting in the Southern District of New York or any other court of appropriate jurisdiction sitting in the County of New York, City of New York with respect to any action, suit or proceeding for breach of this Agreement and waives any objection such party may have to the laying of venue in any such court or that such court is an inconvenient forum or does not have personal jurisdiction over such party. Each of the parties hereto agrees that service of process in any such action, suit or proceeding may be validly made upon such party by certified or registered U.S. Mail, postage prepaid, to the address set forth in Section 8 hereof. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF THIS AGREEMENT. Notwithstanding the foregoing, this provision may not be utilized by any person other than the parties hereto to obtain jurisdiction over any of the parties hereto. Guarantor hereby appoints for matters relating to this Agreement the Process Agent (as defined in the Guaranty) as its designee and agent to receive, for and on behalf of Guarantor, service of process in the manner as set forth in section 10 of the Guaranty.

     (C) The Guarantor hereby acknowledges that the damages that the Lenders, the Indenture Trustee, the Owner Participant and the Owner Trustee would sustain in the event of any violation of the provisions of this Agreement are difficult or impossible to ascertain. Accordingly, the Guarantor hereby acknowledges that the Lenders, the

                                       Guaranty Payment Agreement - Melrose Park



Indenture Trustee, the Owner Participant and/or the Owner Trustee, as the case may be, shall be entitled, in addition to any other remedy or damages available to it or them (as the case may be) in the event of any such violation, to injunctive relief to restrain such violation by, or enforce the provisions of this Agreement against, the Guarantor.


     SECTION 10.  Miscellaneous.

     (A) Survival. All representations, warranties, covenants and other provisions made by the parties hereto in this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the execution, performance and delivery of this Agreement.

     (B) Successors and Assigns. This Agreement (i) shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns, and (ii) shall be binding upon and enforceable against the parties hereto and their respective successors and assigns.

     (C) Further Assurances. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments, and to take all such action, as the other party may reasonably request in order to consummate the transactions and transfers contemplated hereunder and to effectuate the intent and purposes of this Agreement.

     (D) Counterpart Execution; Facsimiles. This Agreement may be executed in any number of counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same agreement binding all of the parties hereto. The parties hereto may execute this Agreement and any other documents in connection herewith and exchange their signatures thereto by telecopier; provided, however, that the parties shall endeavor to deliver original counterpart signatures to the other party as soon thereafter as practicable.

     (E) Amendments; Waivers. (i) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each of the parties hereto and no waiver of any provision of this Agreement, nor consent to any departure by any party hereto, shall be effective unless it is in writing and signed by the party affected thereby, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (ii) No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof by such party, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of each party provided herein (x) are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by

                                       Guaranty Payment Agreement - Melrose Park


law and/or any of the Operative Documents (except as otherwise expressly set forth herein) and (y) are not conditional or contingent on any attempt by such party to exercise any of its/his rights under any other related document against the other party or any other entity.

          (iii) Except as set forth herein, the delivery of the Guaranty Payment Demand is without prejudice to any other rights or remedies of the Guaranteed Parties (as defined in the Guaranty Payment Demand) under the Operative Documents, this Agreement or otherwise. Except as set forth herein, the Guaranteed Parties expressly reserve any and all of their rights and remedies, including under the Operative Documents, this Agreement and otherwise, waiving none of their rights by the presentment of the Guaranty Payment Demand. Except as set forth herein, the failure by any of the Guaranteed Parties to exercise any right under any of the Operative Documents, this Agreement or otherwise shall not operate as a waiver thereof or preclude any other or further exercise thereof.

     (F)  Intentionally Omitted.

     (G) Severability. Any provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any provisions of this Agreement in any other jurisdiction.

     (H) Effect of Occurrence of Effective Date. Upon the occurrence of the Effective Date and subject to Section 10(P) of this Agreement, (i) except as otherwise provided herein, the obligations of the Guarantor under the Guaranty and the Owner Trustee under the Equipment Notes shall be deemed to have been satisfied in full and the Guaranty and the Equipment Notes shall be deemed to be extinguished and (ii) neither the Indenture Trustee nor any Lender shall have any further interest in, or rights with respect to, the Trust Indenture Estate; notwithstanding the foregoing, nothing in this Agreement shall affect any rights or interests of any of the Lenders, the Indenture Trustee, the Owner Participant or the Owner Trustee under the Operative Documents (including the Guaranty) to the extent that the provisions under the Operative Documents or any obligation therein covered by the Guaranty expressly survive termination of the Trust Indenture Estate, all of which shall remain fully enforceable and intact.
Except as otherwise provided under this Agreement, the failure by the Indenture Trustee, the Lenders, the Owner Participant or the Owner Trustee to exercise any right under the Operative Documents or otherwise shall not operate as a waiver thereof or preclude any other or further exercise thereof. Prior to the occurrence of the Effective Date, (1) the Operative Documents shall remain in full force and effect and (2) nothing herein shall affect the terms of the Operative Documents and the respective rights and interests of the parties thereunder and otherwise (other than the forbearance as provided in Section 10(L) of this Agreement).

     (I) Costs and Expense of Enforcement.  This Agreement is and may be pleaded

                                       Guaranty Payment Agreement - Melrose Park


as a full and complete defense against, and is and may be used as the basis for, an injunction against prosecution of any claim which seeks recovery or relief contrary to the terms of this Agreement. Should any party hereto retain counsel for the purpose of restraining, enjoining, or otherwise preventing the breach of, or enforcing, this Agreement, including without limitation the commencement of any action or proceeding to enforce any provision of this Agreement or to obtain (a) damages by reason of any alleged breach of any provision hereof, (b) a declaration of the rights or obligations of the other parties hereto, or (c) any other judicial remedy in connection therewith, the prevailing party shall be entitled, in addition to such other relief as may be granted in such action or proceeding, whether at trial or an appeal, to be reimbursed by the other party for all costs and expenses incurred as a result thereof, including without limitation reasonable attorneys' fees.

     (J) Representation by Counsel. Each of the parties hereto acknowledges that it has been represented in the negotiation of this Agreement by (an) attorney(s) of its own choosing and that no party has relied upon any representations from the other parties except as specifically provided in this Agreement.

     (K) Benefits of Agreement. Other than to the parties hereto (or their respective successors or permitted assigns), nothing in this Agreement, express or implied, shall give to any other person or entity any benefit or any legal or equitable right, remedy or claim.

     (L) Forbearance. Unless and until the earlier to occur of (i) a Discount Termination Event or (ii) an Event of Default under sections 4.02(b) - (j) of the Indenture, each Lender, the Indenture Trustee, the Owner Participant and the Owner Trustee agree to forbear from (x) enforcing their rights under the Operative Documents to seek payment of (1) the outstanding unpaid principal amounts owed to such Lender under the Equipment Notes, (2) all accrued but unpaid interest on the outstanding principal amount of the Equipment Notes, (3) the Make-Whole Premium Amount, and (y) exercising any rights and/or remedies that arise out of the Events of Default that are in existence as of the date hereof. Notwithstanding the foregoing, nothing herein shall limit or prejudice the rights of the Lenders, the Indenture Trustee, the Owner Trustee and the Owner Participant to enforce this Agreement.

     (M) Subrogation. Upon making full payment of the amounts due to the parties hereunder in accordance with the terms hereof, the Guarantor shall be subrogated to the rights of such parties as of and after the Effective Date.

     (N) Waiver of Notice Periods & Prohibitions Set Forth in Operative Documents. Except as otherwise set forth herein, the parties hereby expressly waive any and all notice and demand requirements and other prohibitions to the effectuation of the transactions set forth in this Agreement as may be contained in the Operative Documents, including, but not limited to, (i) the notice period for any existing events that would constitute Events of Default under the Lease and the other Operative Documents but for the expiration of such period, (ii) the five day written demand requirement set forth in section 1 of the Guaranty, and (iii) until the occurrence of a Discount Termination Event, the equity cure rights under

                                       Guaranty Payment Agreement - Melrose Park


the Operative Documents, provided that the parties hereby acknowledge and agree that the execution and performance of this Agreement shall not constitute either notice of an intent to foreclose or the commencement of foreclosure proceedings by the Indenture Trustee for purposes of the equity cure rights and/or purchase election rights under the Operative Documents (including, but not limited to, Section 2.13 of the Indenture).

     (O) Interest: If Guarantor fails to pay any cash or cash equivalent to any Lender, the Indenture Trustee, the Lenders' Counsel, the Owner Trustee, the Owner Participant or the Owner Participants' Counsel in accordance with the terms hereof within six Business Days of the Demand Date, Guarantor shall pay interest on the amount of such payment to the other party for the period thereafter to but excluding the date on which payment is made at the Overdue Rate.

     (P) Reinstatement. The respective obligations, guarantees, liens, charges and other encumbrances of Lessee and the Guarantor under the Operative Documents (including, but not limited to the Guarantee) shall be automatically reinstated in full (and without regard to any waiver or compromise by any Lender, Owner Trustee, Owner Participant or Indenture Trustee contemplated hereby) if for any reason the payment by the Guarantor hereunder is rescinded or must otherwise be restored, in whole or in part, by any Lender, the Indenture Trustee, the Owner Participant and/or the Owner Trustee, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor shall indemnify each Lender, the Indenture Trustee, the Owner Participant and the Owner Trustee on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Lenders in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claims alleging that such payment constituted a fraudulent transfer, preference or similar payment under any bankruptcy, insolvency or similar law.

     (Q) Transfers By Indenture Trustee upon receipt of Payments under Section 2(a) of this Guaranty Payment Agreement. Within one (1) Business Day of the Indenture Trustee's receipt of the Lender Guaranty Payment Amount for each Lender, the Indenture Trustee shall pay to each Lender the Lender Guarantee Payment Amount for each such lender by wire transfer, in accordance with the wire transfer instructions for each such Lender as set forth on Schedule A hereto. Within one (1) Business Day of the Indenture Trustee's receipt of the Lenders' Counsel Guaranty Payment Amount, the Indenture Trustee shall pay to the Lenders' Counsel the Lenders' Counsel Guarantee Payment Amount by wire transfer, in accordance with the wire transfer instructions for the Lenders' Counsel as set forth on Schedule A hereto.

     (R) Transfers By Owner Trustee upon receipt of Payments under Section 2(a) of this Guaranty Payment Agreement. Within one (1) Business Day of the Owner Trustee's receipt of the Owner Participant Guaranty Payment Amount, the Owner Trustee shall pay to the Owner Participant the Owner Participant Guarantee Payment Amount by wire transfer, in accordance with the wire transfer instructions for the Owner Participant as set forth on Schedule A hereto. Within one (1) Business Day of the Owner Trustee's receipt of

                                       Guaranty Payment Agreement - Melrose Park


the Owner Participant's Counsel Guaranty Payment Amount, the Owner Trustee shall pay to the Owner Participant's Counsel the Owner Participant's Counsel Guarantee Payment Amount by wire transfer, in accordance with the wire transfer instructions for the Owner Participant's Counsel as set forth on Schedule A hereto.

     (S) Direction to Indenture Trustee: Each Lender, by its execution of this Agreement, hereby directs the Indenture Trustee to execute this Agreement and become a party hereto.

     (T) Direction to Owner Trustee: The Owner Participant, by its execution of this Agreement, hereby directs the Owner Trustee to execute this Agreement and become a party hereto.

     (U) Indemnification Regarding Transfer of Equity Interest: Guarantor agrees to indemnify and hold harmless the Owner Participant and the Owner Participant Guarantor from any liability incurred by the Owner Participant or the Owner Participant Guarantor to the Owner Trustee after the Effective Date based upon either (i) the transfer of the Equity Interest by the Owner Participant to the Guarantor or (ii) circumstances not existing immediately prior to such transfer or (iii) events occurring after such transfer.



                                    LG ELECTRONICS INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION, not in its individual capacity but solely as Indenture Trustee


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    COVA FINANCIAL SERVICES LIFE
                                    INSURANCE COMPANY, as a Lender

                                    By: Conning Asset Management Company

                                     By:______________________________
                                        Name:
                                        Title:


                                     PENINSULAR LIFE INSURANCE CO., as a
                                     Lender

                                     By: Conning Asset Management Company


                                     By:______________________________
                                        Name:
                                        Title:


                                     OCCIDENTAL LIFE INSURANCE
                                   COMPANY OF NORTH CAROLINA, as a Lender

                                     By: Conning Asset Management Company


                                     By:______________________________
                                        Name:
                                        Title:


                                     EXECUTIVE RISK INDEMNITY INC., as a
                                     Lender


                                     By: Conning Asset Management Company


                                     By:______________________________
                                        Name:
                                        Title:

                                       Guaranty Payment Agreement - Melrose Park

                                       WHITING & CO., as a Lender

                                       By: Morgan Guaranty Trust Company of New
                                       York as trustee under Declaration of
                                       trust dated December 9, 1960, as Amended,
                                       for the Commingled Pension Trust Fund
                                       (Fixed Income-Corporate Private Placement
                                       Fund)


                                       By:______________________________
                                          Name:
                                          Title:


                                       HOW & COMPANY., as a Lender

                                       By: J.P. Morgan Investment Management
                                       Inc., as Investment Manager for an
                                       institutional investor


                                       By:______________________________
                                          Name:
                                          Title:


                                       HOW & COMPANY., as a Lender

                                       By: J.P. Morgan Investment Management
                                       Inc., as Investment Manager for an
                                       institutional investor


                                       By:______________________________
                                          Name:
                                          Title:

                                       Guaranty Payment Agreement - Melrose Park




             MELLON BANK, N.A., solely in its capacity as Trustee for the Long-Term Investment Trust (as directed by J.P. Morgan Investment Management Inc.), and not in its individual capacity, as a Lender.


             By:______________________________
                Name:
                Title:


             WHEELMOTOR & CO., as a Lender

             By:  Morgan Guaranty Trust Company of New York as Investment
                  Manager


             By:______________________________
                Name:
                Title:


             JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, as a Lender


             By:______________________________
                Name:
                Title:


             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY, as a Lender


             By:______________________________
                Name:
                Title:

                                       Guaranty Payment Agreement - Melrose Park



                              GENERAL FOODS CREDIT CORPORATION,
                                 as Owner Participant,


                              By:____________________________
                                  Name:
                                  Title


                              FLEET NATIONAL BANK, not in its individual capacity but solely as Owner Trustee,


                              By:____________________________
                                  Name:
                                  Title:


ACKNOWLEDGED AND AGREED TO BY (and
the undersigned hereby confirms the representations, warranties and acknowledgements expressed to be made by it as set forth in this Agreement):

ZENITH ELECTRONICS CORPORATION, as Lessee


By:______________________________
Name:
Title:

                                       Guaranty Payment Agreement - Melrose Park


                                   Schedule A
                                   ----------

A.   LENDERS

     1.    COVA Financial Services Life Insurance Company

     Note A-4

     Wire Transfer Instructions:
     ----------------------------

     NORTHERN CHGO/Trust
     ABA #07100052
     Credit Wire account #5186041000
     Account 26-02281/COVA Financial
     Services Life Insurance Company

     Notices Regarding Payments
     --------------------------

     General American Life Insurance Company
     Attn:  Investment Accounting
     P.O. Box 418
     St. Louis, MO   63166
     Telephone No.:
     Facsimile No.:

          and

     COVA Financial Services Life Insurance Co.
     C/O The Northern Trust Company
     P.O. Box 92996
     Chicago, IL   60675
     Telephone No.:
     Facsimile No.:

     All Other Notices:
     ------------------

     General American Life Insurance Company
     Attn: Securities Division
     P.O. Box 396
     St. Louis, MO   63166
     Telephone No.:
     Facsimile No.:

          and

                                       Guaranty Payment Agreement - Melrose Park


COVA Financial Life Insurance Co.
C/O The Northern Trust Company
P.O. Box 92996
Chicago, IL   60675
Telephone No.:
Facsimile No.:

                                       Guaranty Payment Agreement - Melrose Park



2.   Peninsular Life Insurance Co.

     Note A-5

     Wire Transfer Instructions:
     ----------------------------

     The Bank of New York
     ABA #0201008018
     P & I Department, Account GLA IOC566
     FFC:  Peninsular Life Insurance Co.
     Custody Account 934446

     All Notices should be sent to:
     ------------------------------

     Arthur Evans
     PennCorp Financial
     745 5/th/ Avenue, Suite 500
     New York, NY   10151
     Telephone No.:
     Facsimile No.:

          and

     Brenda Epps
     The Bank of New York
     One Wall Street
     New York, NY   10286
     Telephone No.:
     Facsimile No.:

          and

     Conning Asset Management
     Attention:  Securities
     P.O. Box 396
     St. Louis, MO 63166
     Telephone No.:
     Facsimile No.:

     and

     Ron Graver
     Southwestern Life Insurance Co.
     500 N. Akard Street
     Dallas, TX   75201
     Telephone No.:
     Facsimile No.:

                                       Guaranty Payment Agreement - Melrose Park

3.   Occidental Life Insurance Company of North Carolina

     Note:     A-6

     Wire Transfer Instructions
     --------------------------

     The Bank of New York
     ABA 021000018
     P & I Department, Account GLA IOC 566
     FFC:  Occidental Life Insurance
     Custody Account 933440


     All Notices should be sent to:
     ------------------------------

     Arthur Evans
     PennCorp Financial
     745 5/th/ Avenue, Suite 500
     New York, NY   10151
     Telephone No.:
     Facsimile No.:

          and

     Brenda Epps
     The Bank of New York
     One Wall Street
     New York, NY   10286
     Telephone No.:
     Facsimile No.:

          and

     Conning Asset Management
     Attention:  Securities
     P.O. Box 396
     St. Louis, MO 63166
     Telephone No.:
     Facsimile No.:

          and

     Ron Graver
     Southwestern Life Insurance Co.
     500 N. Akard Street
     Dallas, TX   75201
     Telephone No.:
     Facsimile No.:

                                       Guaranty Payment Agreement - Melrose Park



4.   Executive Risk Indemnity

Note:  A-7

Wire Transfer Information:
- --------------------------

Chase Manhattan Bank
ABA 021000021
For account of Executive Risk Indemnity Inc.
Account G04211

All Notices should be sent to:
- ------------------------------

Doll Balbadar
Chase Manhattan Bank
4 Chase Metro Tech Center, 6/th/ Floor
Brooklyn, NY   11245
Telephone No.:
Facsimile No.:

     And

Executive Risk
Bob Palmberg
Investment Department
82 Hop Meadow Street
Simsbury, CT   06070
Telephone No.:
Facsimile No.:

     And

Conning Asset Management
Attention:  Securities
P.O. Box 396
St. Louis, MO 63166
Telephone No.:
Facsimile No.:

                                       Guaranty Payment Agreement - Melrose Park



5.  Whiting & Co.

    Note A-8

    Wire transfer Instructions:
    ---------------------------

    Bk of NYC/CTR/BBK
    IOC 566 Custody
    JPMIM Incoming Wire Account
    ABA 021000018
    Acct. No. 188967
    Re:  L G Elec


    All Notices should be sent to:
    ------------------------------

    J.P. Morgan Investment Management Inc.
    522 Fifth Avenue
    New York, NY 10036
    Attn:  Securities Administration
    Telephone No.:  212-837-9396
    Facsimile No.:  212-837-9046


6.  How & Company

    Note A-9

    Wire transfer Instructions:
    ---------------------------

    Northern Trust Co.
    Northern Chgo/Tr
    ABA #071-000-152
    Wire A/C #5186041000
    A/C #17-66833 Annuity Board


    All Notices should be sent to:
    ------------------------------

    Northern Trust Co.
    801 S. Canal Street, CIN
    Chicago, IL   60607
    Attn:  Denise Teresinki
    Telephone No.:  312-630-1532
    Facsimile No.:  312-444-4599

                                       Guaranty Payment Agreement - Melrose Park


7. Mellon Bank, N.A., solely in its capacity as trustee for the Long-Term Investment Trust (as directed by J.P. Morgan Investment Management Inc.), and not in its individual capacity.

    Note A-10

    Wire Transfer Instructions:
    ----------------------------

    Ttee for Long-Term Investment Trust
    Federal Reserve Bank of Boston
    ABA #011-001-234/BOS SAFE DEP
    DDA #125261 A/C
    Ref A/C ATTF1791352
    Re:  L G Electronics


    All Notices should be sent to:
    ------------------------------

    Mellon Bank NA
    One Mellon Bank Center
    Room 151-1310
    Pittsburgh, PA 15258
    Attn:  Jennifer Gomez
    Telephone No.:  617-382-9251
    Facsimile No.:  617-382-4881

                                       Guaranty Payment Agreement - Melrose Park



8.  Wheelmotor & Co.

    Note A-11

    Wire transfer Instructions:
    ---------------------------

    State Street Bank & Trust Co. - Boston MA
    ABA 011-000-028
    Acct #EF4A
    Acct Name:  Global
    Strategic Income (Corporate Portfolio)


    All Notices should be sent to:
    ------------------------------

    State Street Bank & Trust Co.
    One Heritage Drive
    North Quincy, MA 02171
    Attn:  Phil Cummings, Palmer 5 South
    Telephone No.:  617-985-5306
    Facsimile No.:  617-985-8848

                                       Guaranty Payment Agreement - Melrose Park


9.  John Hancock Mutual Life Insurance Company

Note No. A-2

1.   Wire Transfer Instructions:
     ---------------------------

            The First National Bank of Boston
            ABA No. 011000390
            Boston, Massachusetts 02110
            Account of: John Hancock Mutual Life Insurance Company
                        Private Placement Collection Account
            Account Number:  541-55417
            On Order of:  Fleet National Bank Cusip:   33903*DF3

2.   Contemporaneous with the above wire transfer, advice setting forth:

       (1) the full name, interest rate and maturity date of the Notes or other obligations;
       (2) allocation of payment between principal and interest and any special payment; and
       (3) name and address of Bank (or Trustee) from which wire transfer was sent should be delivered or mailed to:

            John Hancock Mutual Life Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA  02117
            Attention:  Manager, Investment Accounting Division, B-3
            Telephone No.:
            Facsimile No.: (617) 572-0628

3.   All Notices should be sent to:

            John Hancock Mutual Life Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA  02117
            Attention:  Manager, Investment Accounting Division, B-3
            Telephone No.:
            Facsimile No.:
     and

                                       Guaranty Payment Agreement - Melrose Park





            John Hancock Mutual Life Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA  02117
            Attention:  Bond and Corporate Finance Dept. T-57
            Telephone No.:
            Facsimile No.:

                                       Guaranty Payment Agreement - Melrose Park



4.  John Hancock Mutual Life Insurance Company

Note:  A-1

1.   Wire transfer Instructions:
     --------------------------

           The First National Bank of Boston
           ABA No. 011000390
           Boston, Massachusetts  02110
           Account of:  John Hancock Mutual Life Insurance Company
                        Private Placement Collection Account
           Account Number:  541-55417
           On Order of:   Fleet National Bank Cusip:  33903*DF3

2.   Contemporaneous with the above wire transfer, advice setting forth:

           (1) the full name, interest rate and maturity date of the Notes or other obligations;
           (2) allocation of payment between principal and interest and any special payment and
           (3) name and address of Bank (or Trustee) from which wire transfer was sent should be delivered or mailed to:

           John Hancock Mutual Life Insurance Company
           John Hancock Place
           200 Clarendon Street
           Boston, MA  02117
           Attention:  Manager, Investment Accounting Division, B-3
           Telephone No.:
           Facsimile No.: (617) 572-0628

3.   All notices should be sent to:

           John Hancock Mutual Life Insurance Company
           John Hancock Place
           200 Clarendon Street
           Boston, MA  02117
           Attention:  Manager, Investment Accounting Division, B-3
           Telephone No.:
           Facsimile No.:
     And
           John Hancock Mutual Life Insurance Company
           John Hancock Place
           200 Clarendon Street
           Boston, MA  02117
           Attention:  Bond and Corporate Finance Dept. T-57
           Telephone No.:

                                       Guaranty Payment Agreement - Melrose Park



               Facsimile No.:

                                       Guaranty Payment Agreement - Melrose Park


4.  John Hancock Variable Life Insurance Company

Note:  A-12

1.   Wire Transfer Instructions:
     ---------------------------

          The First National Bank of Boston
          ABA No. 01100390
          Boston, Massachusetts  02110
          Account:  John Hancock Mutual Life Insurance Company
                    Private Placement Collection Account
          Account Number:  541-55417
          On Order of:   Fleet National Bank Cusip:  33903*DF3

2.   Contemporaneous with the above wire transfer, advice setting forth:

          (1) the full name, interest rate and maturity date of the Notes are other obligations
          (2) allocation of payment between and interest and any special payment; and
          (3) name and address of Bank (or Trustee) from which wire transfer was sent should be delivered or mailed to:

          John Hancock Mutual Life Insurance Company
          John Hancock Place
          200 Clarendon Street
          Boston, MA  02117
          Attention:  Manager, Investment Accounting Division, B-3
          Telephone No.:
          Facsimile No.:       (617) 572-0628
     and
          John Hancock Mutual Life Insurance Company
          John Hancock Place
          200 Clarendon Street
          Boston, MA  02117
          Attention:  Bond and Corporate Finance Group T-57
          Telephone No.:
          Facsimile No.:

                                       Guaranty Payment Agreement - Melrose Park


3.. All notices should be sent to:

        John Hancock Mutual Life Insurance Company
        John Hancock Place
        200 Clarendon Street
        Boston, MA  02117
        Attention:  Manager, Investment Accounting Division, B-3
        Telephone No.:
        Facsimile No.: (617) 572-0628
    And
        John Hancock Mutual Life Insurance Company
        John Hancock Place
        200 Clarendon Street
        Boston, MA  02117
        Attention:  Bond and Corporate Finance Dept. T-57
        Telephone No.:
        Facsimile No.:

                                       Guaranty Payment Agreement - Melrose Park


4.   John Hancock Mutual Life Insurance Company

Note No. A-3

1.   Wire transfer Instructions:
     --------------------------

          Investors Bank & Trust Company
          Boston, Massachusetts  02117
          ABA No. 011001438
          Account Number:  79650-9107
            for further credit to General Motors 76-1, Account 99099 On Order of: Fleet National Bank Cusip: 33903*DF3

2.   Contemporaneous with the above wire transfer, advice setting forth:

          (1) the full name, interest rate and maturity date of the Notes or other obligations;
          (2) allocation of payment between principal and interest and any special payment and
          (3) name and address of Bank (or Trustee) from which wire transfer was sent should be delivered or mailed to:

          John Hancock Mutual Life Insurance Company
          John Hancock Place
          200 Clarendon Street
          Boston, MA  02117
          Attention:  Manager, Investment Accounting Division, B-3
          Telephone No.:
          Facsimile No.: (617) 572-0628

3.   All notices should be sent to:

          John Hancock Mutual Life Insurance Company
          John Hancock Place
          200 Clarendon Street
          Boston, MA  02117
          Attention:  Manager, Investment Accounting Division, B-3
          Telephone No.:
          Facsimile No.: (617) 572-0628

          and

          John Hancock Mutual Life Insurance Company
          John Hancock Place
          200 Clarendon Street
          Boston, MA  02117
          Attention:  Bond and Corporate Finance Dept. T-57

                                       Guaranty Payment Agreement - Melrose Park






               Telephone No.:
               Facsimile No.:

4.  John Hancock Mutual Life Insurance Company

Note. A-13

1.   Wire transfer Instructions
- --   --------------------------

          Investors Bank & Trust Company
          Boston, Massachusetts  02117
          ABA No. 011001438
          Account Number:  79650-9107
            for further credit to General Motors 77-1, Account 99100 On Order of: Fleet National Bank Cusip: 33903*DF3

2.   Contemporaneous with the above wire transfer, advice setting forth:

          (1) the full name, interest rate and maturity date of the Notes or other obligations;
          (2) allocation of payment between principal and interest and any special payment and
          (3) name and address of Bank (or Trustee) from which wire transfer was sent should be delivered or mailed to:

          John Hancock Mutual Life Insurance Company
          John Hancock Place
          200 Clarendon Street
          Boston, MA  02117
          Attention:  Manager, Investment Accounting Division, B-3
          Telephone No.:
          Facsimile No.: (617) 572-0628

3.   All notices should be sent to:

          John Hancock Mutual Life Insurance Company
          John Hancock Place
          200 Clarendon Street
          Boston, MA  02117
          Attention:  Manager, Investment Accounting Division, B-3
          Telephone No.:
          Facsimile No.: (617) 572-0628
     and
          John Hancock Mutual Life Insurance Company
          John Hancock Place
          200 Clarendon Street
          Boston, MA  02117

                                       Guaranty Payment Agreement - Melrose Park




               Attention:  Bond and Corporate Finance Dept. T-57
               Telephone No.:
               Facsimile No.:


4.  John Hancock Mutual Life Insurance Company

Note No. A-14

1.   Wire transfer Instructions:
- --   --------------------------

          Investors Bank & Trust Company
          Boston, Massachusetts  02117
          ABA No. 011001438
          Account Number:  79650-9107
            for further credit to General Motors B6-1, Account 99237 On Order of: Fleet National Bank Cusip: 33903*DF#

2.   Contemporaneous with the above wire transfer, advice setting forth:

          (1) the full name, interest rate and maturity date of the Notes or other obligations;
          (2) allocation of payment between principal and interest and any special payment and
          (3) name and address of Bank (or Trustee) from which were transfer was sent should be delivered or mailed to:

               John Hancock Mutual Life Insurance Company
               John Hancock Place
               200 Clarendon Street
               Boston, MA  02117
               Attention: Manager, Investment Accounting Division, B-3 Telephone No.:
               Facsimile No.: (617) 572-0628

3.   All notices should be sent to:

               John Hancock Mutual Life Insurance Company
               John Hancock Place
               200 Clarendon Street
               Boston, MA  02117
               Attention: Manager, Investment Accounting Division, B-3 Telephone No.:
               Facsimile No.:
     and
               John Hancock Mutual Life Insurance Company
               John Hancock Place

                                       Guaranty Payment Agreement - Melrose Park



               200 Clarendon Street
               Boston, MA  02117
               Attention:  Bond and Corporate Finance Dept. T-57
               Telephone No.:
               Facsimile No.: (617) 572-0628



B.   INDENTURE TRUSTEE
     -----------------

          Wire Transfer Instructions:
          ---------------------------

          First Security Bank, National Association
          Acct:  051-0922115
          ABA:   124-000-012
          Ref:   Zenith
          Attn:  Corporate Trust
          Telephone No.:
          Facsimile No.:

          All Notices should be sent to:
          ------------------------------

          First  Security Ban, National Association
          79 S. Main Street
          Salt Lake City, UT  84111
          Telephone No.:  (801) 246-5300
          Fax:  (801) 246-5053
          Attn:  Corporate Trust Services


C.   LENDERS' COUNSEL

          Wire Transfer Instructions:
          -----------------------------

          The Chase Manhattan Bank, N.A.
          ABA No. 021-000-021
          1 Chase Manhattan Plaza Branch
          New York, New York  10081
          Milbank, Tweed, Hadley & McCloy
          Account No. 910-1-073923
          Reference:  LGE/Zenith

          All Notices should be sent to:
          ------------------------------

          Milbank, Tweed, Hadley & McCloy
          1 Chase Manhattan Plaza
          New York, NY  10005
          Attention:  Elihu F. Robertson, Esq.
          Telephone No.:    212-530-5000:

                                       Guaranty Payment Agreement - Melrose Park



          Facsimile No.:    212-530-5219


D.   OWNER PARTICIPANT

          Wire Transfer Instructions:
          -----------------------------




          All Notices should be sent to:
          ------------------------------

          General Foods Credit Corporation
          200 First Stamford Place
          Suite 400
          Stamford, CT  06902-6745
          Attention:  Vice President -- Leasing
          Telephone No.:  914-335-8170
          Facsimile No.:  914-335-8297

          And

          General Foods Credit Corporation
          200 First Stamford Place
          Suite 400
          Stamford, CT  06902-6745
          Attention:  General Counsel
          Telephone No.:  914-335-8347
          Facsimile No.:  914-335-8256

                                       Guaranty Payment Agreement - Melrose Park




E.   OWNER TRUSTEE

          Wire Transfer Instructions:
          ----------------------------

          State Street Bank and Trust Company (for Fleet National Bank) 225 Asylum Street
          Hartford, CT  06103
          Acct. No.:  9903-991-9
          ABA No.:  011-00-0028
          Attention:  Steve Cimalore
          Ref.:  Zenith Electronics/PMCC

          All Notices should be sent to:
          ------------------------------

          Fleet National Bank
          c/o State Street Bank and Trust Company
          Goodwin Square
          225 Asylum Street, 23/rd/ Floor
          Hartford, CT  06103
          Attention:  Corporate Trust Administration
          Telephone No.:  860-244-1844
          Facsimile No.:  860-244-1884

F.   OWNER PARTICIPANT'S COUNSEL

          Wire Transfer Instructions:
          ---------------------------





          All Notices should be sent to:
          ------------------------------

          Davis Polk & Wardwell
          450 Lexington Avenue
          New York, New York  10017
          Attention:  Robert Heckart, Esq.
          Telephone No.:  212-450-4000
          Facsimile No.:  212-450-5672

                                       Guaranty Payment Agreement - Melrose Park


                                  SCHEDULE B


     Aggregate Of All Of The Lenders'
     Lender Guaranty Payment Amounts (assuming
     payment within 3 Business Days of Demand Date):
     $48,417,344.23


     Indenture Trustee Guaranty Payment Amount:                   $       500.00


     Lenders' Counsel Guaranty Payment Amount:                    $    23,500.00


     Owner Participant Guaranty Payment Amount:                   $20,136,665.00


     Owner Participant's Counsel Guaranty Payment Amount:         $    23,500.00


     Owner Trustee Guaranty Payment Amount:                       $     1,767.50

                                       Guaranty Payment Agreement - Melrose Park


                                    SCHEDULE C

     As of July 17, 1998, the aggregate outstanding amount owed to the Lenders under the Operative Documents for unpaid principal, unpaid interest, the Make-Whole Premium Amount (determined solely for purposes hereof assuming July 17, 1998 to be the prepayment date), and under the Guaranty Payment Agreement for the Adjusted Make-Whole Premium Amount (determined by assuming that the Demand Date is July 17, 1998) is as follows:/1/

NAME OF OBLIGEE; (NOTE)      UNPAID PRINCIPAL   ACCRUED,       MAKE-WHOLE     ADJUSTED       TOTAL OWED (Total    LENDER GUARANTY
                             AMOUNT             UNPAID         PREMIUM        MAKE-WHOLE     of unpaid            PAYMENT AMOUNT
                                                INTEREST       AMOUNT         PREMIUM        principal, accrued   UNDER EACH
                                                                              AMOUNT         interest and         EQUIPMENT NOTE
                                                                                             Make-Whole Premium   (Total of unpaid
                                                                                             Amount)              principal,
                                                                                                                  accrued interest
                                                                                                                  and Adjusted
                                                                                                                  Make-Whole
                                                                                                                  Premium Amount
                                                                                                                  (assuming payment
                                                                                                                  within 3 Business
                                                                                                                  Days of Demand
                                                                                                                  Date)
====================================================================================================================================


COVA Financial Services         $ 3,834,553.18  $  101,328.07  $  508,806.86  $  313,896.52       $ 4,444,688.11      $ 4,249,777.77
 Life Insurance Company
 (Note A-4)

Peninsular Life Insurance       $   737,414.07  $   19,486.17  $   97,847.47  $   60,364.72       $   854,747.71      $   817,264.96
 Co. (Note A-5)

Occidental Life Insurance       $ 1,917,276.60  $   50,664.03  $  254,403.43  $  156,948.26       $ 2,222,344.06      $ 2,124,888.89
 Company of

- ---------------

/1/ These amounts exclude all other amounts (such as various costs, expenses and fees) due to the Lenders and the Indenture Trustee under the Operative Documents.

                                       Guaranty Payment Agreement - Melrose Park

================================================================================================================================
NAME OF               UNPAID          ACCRUED,       MAKE-WHOLE     ADJUSTED       TOTAL OWED (Total        LENDER
OBLIGEE; (NOTE)       PRINCIPAL       UNPAID         PREMIUM        MAKE-WHOLE     of unpaid principal,     GUARANTY
                      AMOUNT          INTEREST       AMOUNT         PREMIUM        accrued interest and     PAYMENT
                                                                    AMOUNT         Make-Whole Premium       AMOUNT UNDER
                                                                                   Amount)                  EACH
                                                                                                            EQUIPMENT
                                                                                                            NOTE (Total of
                                                                                                            unpaid principal,
                                                                                                            accrued interest and
                                                                                                            Adjusted Make-Whole
                                                                                                            Premium Amount
                                                                                                            (assuming payment
                                                                                                            within 3 Business Days
                                                                                                            of Demand Date)
==================================================================================================================================
     North Carolina
     (Note: A-6)
- ----------------------------------------------------------------------------------------------------------------------------------
Executive Risk        $ 2,654,690.67  $   70,150.20  $  352,250.91  $  217,312.98  $ 3,077,091.78           $ 2,942,153.85
     Indemnity
     (Note A-7)
- ----------------------------------------------------------------------------------------------------------------------------------
Whiting & Co.         $13,420,936.14  $  368,158.65  $1,780,824.02  $1,098,637.83  $15,569,918.81           $14,887,732.62
     (Note A-8)
- ----------------------------------------------------------------------------------------------------------------------------------
How & Company         $ 1,474,828.15  $   40,456.99  $  195,694.95  $  120,729.43  $ 1,710,980.09           $ 1,636,014.57
     (Note A-9)
- ----------------------------------------------------------------------------------------------------------------------------------
Mellon Bank, N.A.     $ 2,949,656.30  $   80,913.99  $  391,389.89  $  241,458.86  $ 3,421,960.18           $ 3,272,029.15
     (Note A-10)
- ----------------------------------------------------------------------------------------------------------------------------------
Wheelmotor & Co.      $   368,707.04  $   10,114.25  $   48,923.74  $   30,182.36  $   427,745.03           $   409,003.65
     (Note A-11)
- ----------------------------------------------------------------------------------------------------------------------------------
John Hancock Mutual   $ 3,760,811.86  $  104,111.81  $  497,636.85  $  307,032.96  $ 4,362,560.52           $ 4,171,956.63
     Life Insurance
     Company (Note
     No. A-2)
- ----------------------------------------------------------------------------------------------------------------------------------
John Hancock Mutual   $ 8,848,970.81  $  244,969.01  $1,170,910.46  $  722,430.63  $10,264,850.28           $ 9,816,370.45
     Life Insurance
     Company (Note:
     A-1)
- ----------------------------------------------------------------------------------------------------------------------------------
John Hancock          $ 2,212,241.85  $   61,242.23  $  292,727.50  $  180,607.59  $ 2,566,211.58           $ 2,454,091.67
     Variable Life

                                       Guaranty Payment Agreement - Melrose Park



====================================================================================================================================
NAME OF OBLIGEE; (NOTE)      UNPAID PRINCIPAL   ACCRUED,       MAKE-WHOLE     ADJUSTED       TOTAL OWED (Total    LENDER GUARANTY
                             AMOUNT             UNPAID         PREMIUM        MAKE-WHOLE     of unpaid            PAYMENT AMOUNT
                                                INTEREST       AMOUNT         PREMIUM        principal, accrued   UNDER EACH
                                                                              AMOUNT         interest and         EQUIPMENT NOTE
                                                                                             Make-Whole Premium   (Total of unpaid
                                                                                             Amount)              principal,
                                                                                                                  accrued interest
                                                                                                                  and Adjusted
                                                                                                                  Make-Whole
                                                                                                                  Premium Amount
                                                                                                                  (assuming payment
                                                                                                                  within 3 Business
                                                                                                                  Days of Demand
                                                                                                                  Date)
====================================================================================================================================
Insurance Company (Note:
 A-12)
- ------------------------------------------------------------------------------------------------------------------------------------
John Hancock Mutual Life        $   737,414.93  $   20,414.10  $   97,575.96  $   60,202.61       $   855,404.99      $   818,031.64
 Insurance Company (Note
 No. A-3)
- ------------------------------------------------------------------------------------------------------------------------------------
John Hancock Mutual Life        $   368,706.00  $   10,207.01  $   48,787.79  $   30,101.18       $   427,700.80      $   409,014.19
 Insurance Company (Note.
 A-13)
- ------------------------------------------------------------------------------------------------------------------------------------
John Hancock Mutual Life        $   368,706.00  $   10,207.01  $   48,787.79  $   30,101.18       $   427,700.80      $   409,014.19
 Insurance Company (Note
 No. A-14)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTALS                          $43,654,913.60  $1,192,423.52  $5,786,567.62  $3,570,007.11       $50,633,904.74      $48,417,344.23
====================================================================================================================================
